1Investor Presentation March 2026 Compounding Long-Term Value in Natural Resources March 2026

2Investor Presentation March 2026 Forward Looking Information Disclosures This presentation includes forward-looking statements subject to important risks and uncertainties. It may also contain financial measures that are not in conformance with accounting principles generally accepted in the United States of America (GAAP). The forward-looking statements included are within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Any and all statements regarding the Company’s expected future financial position, results of operations, cash flows, business strategy, projected costs, capital expenditures, services, competitive positions, growth opportunities, plans, goals and objectives of management for future operations, as well as statements that include words such as “anticipate,” “if,” “believe,” “plan,” “estimate,” “expect,” “intend,” “may,” “could,” “should,” “will,” and other similar expressions are forward-looking statements. Forward-looking Information noted in the following slides was effective as of March 5, 2026. Such statements are inherently uncertain, and readers must recognize that actual results may differ materially from the expectations of NACCO Industries’ management. The Company does not undertake a duty to update such forward-looking statements. Among the factors that could cause plans, actions and results to differ materially from current expectations are, without limitation: (1) a significant reduction in demand by the Company's customers, (2) weather conditions, extended power plant outages, liquidity events or other events that would change the level of customers' coal or aggregates requirements, (3) changes to or termination of customer or other third-party contracts, or a customer or other third party default under a contract, (4) changes in the prices of hydrocarbons, particularly diesel fuel, natural gas, natural gas liquids and oil as a result of factors such as OPEC and/or government actions, geopolitical developments, economic conditions and regulatory changes, vehicle electrification, as well as supply and demand dynamics, (5) changes in development plans by third-party lessees of the Company's mineral interests, (6) failure or delays by the Company's lessees in achieving expected production of natural gas and other hydrocarbons; the availability and cost of transportation and processing services in the areas where the Company's oil and gas reserves are located; and the ability of lessees to obtain capital or financing needed for well-development operations and leasing and development of oil and gas reserves on federal lands, (7) any customer's premature facility closure or extended project development delay, (8) federal and state legislative and regulatory actions affecting fossil fuels, (9) supply chain disruptions, including price increases and shortages of parts and materials, inclusive of tariff effects, (10) failure to obtain adequate insurance coverages at reasonable rates, (11) changes in tax laws or regulatory requirements, including the elimination of, or reduction in, the percentage depletion tax deduction, changes in mining or power plant emission regulations and health, safety or environmental legislation, (12) impairment charges, (13) changes in costs related to geological and geotechnical conditions, repairs and maintenance, new equipment and replacement parts, fuel or other similar items, (14) equipment problems that could affect deliveries to customers, (15) changes in the costs to reclaim mining areas, (16) costs to pursue and develop new mining, mitigation, oil and gas and power generation development opportunities and other value-added service opportunities, (17) the ability to successfully evaluate investments and achieve intended financial results in new business and growth initiatives, (18) disruptions from natural or human causes, including severe weather, accidents, fires, earthquakes and terrorist acts, any of which could result in suspension of operations or harm to people or the environment, and (19) the ability to attract, retain, and replace workforce and administrative employees.

3Investor Presentation March 2026 NACCO is Strategically Positioned to Deliver Growth Over Long-Term Investment Horizons Expected Recurring EBITDA of $50M/Year From Current Businesses 1 We are a Diversified Natural Resource Platform with Multiple Value Creation Vectors and Minimal Competition or Peers 2 We are in Beginning Stages of Harvesting Returns from our Recent Investment Cycle 3 We Pursue Higher-Return Investment Opportunities Others Cannot 4 We are Compounding Value Through Disciplined Capital Deployment EBITDA is a non-GAAP measure. See explanations and reconciliations to GAAP measures beginning on page 23.

4Investor Presentation March 2026 Our Operational Experience Has Created Distinctive Capabilities The NACCO Legacy: 110+ Years of Value Creation 1961 Listed on the NYSE 1995 North American Mining (Contract Mining) began operations ✓ Multi-decade customer relationships (40+ years) ✓ Proven ability to adapt through market cycles ✓ Evolution from single- industry focus to diversified platform ✓ Conservative financial management in all environments 1913 Founder, Frank Taplin, formed what has become NACCO’s legacy coal mining operations 2015 Natural Resource diversification plan launched 2019 Catapult Mineral Partners formed 2018 Mitigation Resources formed 2025 Investment Cycle “Inflection Point”

5Investor Presentation March 2026 Capturing Dependable Returns Through Disciplined Investment Criteria Additional Returns from Fee-Based Services, with No Investment Required ✓ Long-Term Relationships/Investments ✓ Integrated Services Align Objectives with Customers ✓ Predictable Income and Cash Flow ✓ Minimal Maintenance CapEx Requirements

6Investor Presentation March 2026 Our Diversified Natural Resource Platforms Drive Investment Opportunities and Growth (R)Utility Coal Mining Stable Cash Generation Contract Mining Geographic & Mineral Expansion Minerals & Royalties Scalable Acquisition Platform Ecological Solutions Emerging Growth Opportunity Fee-based model eliminates commodity price exposure Low capital requirements, predictable cash flows Diversified portfolio with dependable cash flows $20M annual investment target with future development upside Active projects in numerous U.S. states during 2025 Expanding project portfolio with both short- and long- term projects Market value of underlying land exceeds book value Long-term relationships with several of the top 10 U.S. aggregates producers Skill set applied to large addressable market fuels growth ®

7Investor Presentation March 2026 Building on Historical Strength to Deliver Growth and Higher Returns More Long-term Projects and Customers Expanding Core Competencies Recurring Cash Flow Growth More Opportunities Targeting $150 Million of EBITDA Compounding Effect Investment Criteria • Long-term Contracts • Long-term Relationships • Long-term Investments • Minimal Maintenance CapEx • Fee-based Services EBITDA is a non-GAAP measure. See explanations and reconciliations to GAAP measures beginning on page 23. ®

Compounding Effect
Methodical Reinvestment Creating Exponential Value

Every year, we add new long-term projects and capture value, which enhance already strong recurring cash flows
- Shorter-term value creation projects supplement contracts with terms ranging from 3 to 20+ years
- Some require capital
- Some are service-based, with no capital required

+ Added over $165M of NPV from 2019 through 2025


EBITDA
2030
2029
2028
2027
2026
• Expected recurring EBITDA of $50M from current businesses
• Foundation from our Legacy Utility Coal Mining Segment and Legacy Mineral Assets
Grows with Inflation
Time

NACCO INDUSTRIES
Investor Presentation
March 2026

EBITDA is a non-GAAP measure. See explanations and reconciliations to GAAP measures beginning on page 23.

8

9Investor Presentation March 2026 $49M $150M Full Year 12/31/25 2030+ Power of Compounding: $150M EBITDA Target $150M 5 to 7 Years EBITDA Target Time Horizon Projects/investments entered into during 2025 expected to add over $11M of annual EBITDA beginning in 2026 EBITDA EBITDA is a non-GAAP measure. See explanations and reconciliations to GAAP measures beginning on page 23.

10Investor Presentation March 2026 Strategic Growth Platforms Reaching Maturity “The Inflection Point” Minerals & Royalties: Platform Gaining Momentum Ecological Solutions: Expected to Achieve Profitability in H2 2026 Contract Mining: Geographic and Mineral Expansion Accelerating Enhanced Capital Deployment Capacity Multiple Growth Catalysts Converging

11Investor Presentation March 2026 NACCO is Strategically Positioned to Deliver Growth over Long-Term Investment Horizons Strong, steady, dependable, and genuinely uncorrelated to the tech-heavy market — a true, U.S.-centric portfolio anchor for the long-term We are not speculative. We are not cyclical. We are not trend-dependent. NACCO is a unique domestic natural resource investment opportunity A Different Kind Of Stock: While others focus on 1- to 3- year time horizons, we are building a diversified compounder you can own for the long-term 1 2 3

12Investor Presentation March 2026 Thank You www.nacco.com

13Investor Presentation March 2026 APPENDIX

14Investor Presentation March 2026 BUSINESS PLATFORM OVERVIEW

15Investor Presentation March 2026 Coteau* Falkirk Coyote MLMC** Years Active: 1983 - 2037 1978 - Ongoing 2016 - 2040 2002 - 2032 Utility Coal Mining Stable Cash Generation Platform • Long-term customer relationships (40+ years average) • Exclusive mine-mouth supplier to adjacent power plants or synfuels plant • Embedded within customer operations • Fee-based model eliminates commodity price exposure • Predictable cash flows supporting growth in other natural resource platforms • Strategic importance in U.S. baseload power generation in an environment voraciously hungry for power to fuel tech-driven future * Term may be extended for 4 additional successive 5-year periods at the option of Coteau’s customer ** Mississippi Lignite Mining Company

16Investor Presentation March 2026 Mississippi Lignite Mining Company (MLMC) Business Structure and Operations Contracts • Exclusive lignite supplier to Red Hills Power Plant (RHPP) through April 2032 • Included in NACCO’s Utility Coal Mining segment Pricing & Cost Structure • Sales price adjustments based on U.S. inflation indices, with heavy weighting on diesel fuel pricing • MLMC responsible for all costs and final reclamation • Financial results linked to customer’s power plant performance Recent Performance • Current mine area reserves are sufficient to meet contractual requirements through 2032 contract term • Expected improvement in contractually determined sales price beginning in 2026

Contract Mining
Proven Model with Expansion Opportunity

North American MINING

21	+200%	34	+225%
Number of Mining Locations	10-Year Growth: Mining Locations	Number of Draglines	10-Year Growth: Draglines

- **Long-term contracts** create exponential growth through compounding
- **Established relationships** with several of the top 10 U.S. aggregates producers
- **Embedded** within customer operations
- Contract miner at Thacker Pass, **world's largest proven lithium reserve** (located in Nevada, and is owned through a joint venture between Lithium Americas Corp. and General Motors Holdings LLC)
- **Geographic and mineral expansion** beyond core markets


MTECK
CRANES

Note: Metrics as of December 31, 2025

NACCO INDUSTRIES
Investor Presentation
March 2026
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Minerals & Royalties

Scalable Investment Platform

~$105 million
Capital Deployed since 2020

~64,000 Acres
Net Royalty Acres

2,514 / 23.9
Gross/Net Well Count



- **Long-term assets** with recurring cash flows
- **Scaled platform** enabling a repeatable low-cost model
- **Upside:** Asset base includes **substantial, yet to be developed, oil & gas reserves**
- **$20M annual investment target** with disciplined approach
  - Closed on less than 1% of opportunities screened
- The U.S. oil & gas royalty and mineral interest market is a multi-billion-dollar asset class; **growth opportunities remain significant**[1]

Note: Metrics as of December 31, 2025

[1] Source: Enverus. Inflation adjusted 5-year average of total publicly announced transactions with disclosed transaction values.

Investor Presentation
March 2026
18

19Investor Presentation March 2026 56% 31% 8% 1% 4% Oil & Gas Portfolio Diversification Net Gross Acres 56,930 45,717 Wells 12.40 217 Operators 27 Oil/Gas/NGL 1/94/52 2019 2025 Net Acres by Basin 64% 32% 4% 1 As of December 31, 2025 2 Product net revenue percentage breakdown Net Gross Acres 64,415 208,002 Wells 23.9 2,514 Operators 64 Oil/Gas/NGL 23/73/42 2025 1 More wells, basins and operators More balanced commodity mix Higher margin assets 2019 Net Acres by Basin Basin Legend Appalachia Gulf Coast Midcontinent Permian Rockies Williston Other 20251 Acreage Gross Developed Undeveloped Appalachia Basin 34,661 32,156 2,505 Gulf Coast Basin 28,012 22,271 5,741 Permian Basin 130,902 125,887 5,015 Other 14,427 7,696 6,731 Total 208,002 188,010 19,992 Reserves owned by Minerals and Royalties

20Investor Presentation March 2026 Ecological Solutions Leveraging Reclamation Expertise for Growth • Expanding project portfolio with diversified revenue streams from short-term restoration and long-term mitigation projects • Short-term: Reclaiming disturbed land for specific customers • Long-term: Restoring disturbed land to its natural state, then selling ACE** credits to developers disturbing other areas for growth • Expertise-driven services meeting strong demand from government and commercial sectors • Regulated mitigation credit market with significant barriers to entry creating competitive moats • Nationwide addressable market with strategic focus on high- growth Southeastern U.S. markets • Undervalued land assets in growth markets where fair market value exceeds book value *During 2025, operated in Alabama, Florida, Georgia, Kentucky, Mississippi, Pennsylvania, Tennessee, Texas & Virginia. **U.S. Army Corps of Engineers 3 Mitigation Projects 14 Mitigation Projects in 2019 in 2025*

21Investor Presentation March 2026 Our Fundamental Stewardship Commitment Over 110 Years of Growth and Success are Founded on a Fundamental Commitment to Safety, People, Community and the Environment Safety is our highest priority and a core focus of our operations. Our commitment to safety excellence has been consistently recognized within the industry, including through multiple safety awards. Employees fuel our success and are encouraged to pursue continued professional development and training. We pride ourselves on offering competitive compensation. Long-term community investments make an impact in the areas where we operate. In 2025, we made ~$1M of donations to support community organizations. Environmental excellence is at our core. We are experts in environmental stewardship and compliance. We strive to leave the land better than we found it. EnvironmentCommunityPeopleSafety

22Investor Presentation March 2026 Conservative Balance Sheet Enables Strategic Flexibility • Robust, dependable cash generation across diverse business platforms • Balance Sheet strength and liquidity provide strategic flexibility • Consistent dividend payments since 1956 • 11% increase in 2025; approximately 30% over last 5 years • Disciplined financial management through market cycles $49.7M Cash $74.5M Amount Available Under Revolving Credit Facility Strong Financial Metrics with Historical Consistency $124.2M Total Liquidity $100.9M Total Debt As of December 31, 2025

23Investor Presentation March 2026 Non-GAAP Disclosure This presentation contains non-GAAP financial measures. Included in this presentation are reconciliations of these non-GAAP financial measures to the most directly comparable financial measures calculated in accordance with U.S. generally accepted accounting principles ("GAAP"). Consolidated EBITDA, Consolidated Adjusted EBITDA and Segment Adjusted EBITDA are measures of income (loss) that differ from financial results measured in accordance with GAAP. Consolidated EBITDA, Consolidated Adjusted EBITDA and Segment Adjusted EBITDA in this presentation are provided solely as supplemental non- GAAP disclosures of operating results. Management believes these non-GAAP financial measures assist investors in understanding the results of operations of NACCO Industries, Inc. and its subsidiaries and aid in understanding comparability of results. In addition, management evaluates results using these non-GAAP financial measures. We have also provided certain forward-looking statements regarding Consolidated EBITDA. We have not reconciled this forward- looking non-GAAP financial measure to the corresponding GAAP financial measure because outlook for the various reconciling items is not provided. We are unable to provide outlook for these reconciling items because we cannot determine their probable significance, as certain items are outside of our control and cannot be reasonably predicted since these items could vary significantly from period to period. Accordingly, a reconciliation to the corresponding GAAP financial measure is not available without unreasonable effort. NACCO defines non-GAAP measures as follows: ▪ Consolidated EBITDA is net income before income taxes, plus net interest expense and depreciation, depletion and amortization expense; ▪ Consolidated Adjusted EBITDA is net income before pension settlement charge and income taxes, plus net interest expense and depreciation, depletion and amortization expense; and ▪ Segment Adjusted EBITDA is segment operating profit (loss) plus depreciation, depletion and amortization expense.

24Investor Presentation March 2026 Non-GAAP Reconciliation Consolidated EBITDA ($ in thousands) Year ended 12/31/25 Year ended 12/31/24 Net Income $17,574 $33,741 Pension settlement charge 7,804 - Income tax benefit (4,430) (95) Interest expense 5,754 5,566 Interest income (3,052) (4,428) Depreciation, depletion and amortization expense 25,277 24,652 CONSOLIDATED EBITDA/ADJUSTED EBITDA $48,927 $59,436

25Investor Presentation March 2026 Non-GAAP Reconciliation Segment Adjusted EBITDA ($ in thousands) Utility Coal Mining Contract Mining Minerals and Royalties Unallocated Items Eliminations Consolidated Year ended 12/31/2025 Operating Profit (Loss) $17,155 $5,767 $29,108 $(29,962) $(87) $21,981 Depreciation, Depletion, and Amortization 8,815 10,854 4,579 1,029 - 25,277 Segment Adjusted EBITDA $25,970 $16,621 $33,687 $(28,933) $(87) 47,258 Other income (expense), net 1,669 Consolidated Adjusted EBITDA $48,927 Year ended 12/31/2024 Operating Profit (Loss) $24,311 $5,772 $28,927 $(23,317) $12 $35,705 Depreciation, Depletion, and Amortization 9,476 9,811 4,273 1,092 - 24,652 Segment Adjusted EBITDA $33,787 $15,583 $33,200 $(22,225) $12 60,357 Other income (expense), net (921) Consolidated EBITDA $59,436

26Investor Presentation March 2026